SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 3, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00     75,034,220.65    1,262,465.06     181,332.70     1,443,797.76     0.00     0.00       73,771,755.59
IA2        1,000,000.00        785,879.68       13,222.58       1,899.21        15,121.79     0.00     0.00          772,657.10
IA3        1,796,834.00      1,384,361.12        8,135.30           0.00         8,135.30     0.00     0.00        1,376,225.82
IIA1      43,036,000.00     32,508,079.58      917,089.34      81,812.00       998,901.34     0.00     0.00       31,590,990.24
IIA2       1,000,000.00        755,369.45       21,309.82       1,901.01        23,210.83     0.00     0.00          734,059.63
IIA3       1,499,678.00      1,252,018.52        9,124.36           0.00         9,124.36     0.00     0.00        1,242,894.16
B1         2,294,000.00      2,284,845.63        1,221.42      16,184.32        17,405.74     0.00     0.00        2,283,624.21
B2         1,911,000.00      1,903,374.02        1,017.49      13,482.23        14,499.72     0.00     0.00        1,902,356.53
B3         1,529,000.00      1,522,898.42          814.10      10,787.20        11,601.30     0.00     0.00        1,522,084.32
B4         2,064,000.00      2,055,763.45        1,098.95      14,561.66        15,660.61     0.00     0.00        2,054,664.50
B5           687,000.00        684,258.46          365.79       4,846.83         5,212.62     0.00     0.00          683,892.67
B6           696,081.00        693,318.12          368.20       4,911.00         5,279.20     0.00     0.00          692,949.92
R                100.00              0.00            0.00           0.00             0.00     0.00     0.00                0.00
TOTALS   152,991,693.00    120,864,387.10    2,236,232.41     331,718.16     2,567,950.57     0.00     0.00      118,628,154.69

IA4       96,478,100.00     75,820,200.35            0.00     353,827.60       353,827.60     0.00     0.00       74,544,512.71
IA5       52,708,103.00     45,715,122.02            0.00      13,926.77        13,926.77     0.00     0.00       45,214,101.21
IIA4      44,036,000.00     33,263,449.04            0.00     151,903.08       151,903.08     0.00     0.00       32,325,049.88
IIA5      16,634,896.00     14,296,769.30            0.00       5,568.03         5,568.03     0.00     0.00       13,625,638.52


-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1      8635723Q4        785.87968590    13.22257546       1.89920924      15.12178470     772.65711043        IA1      2.900000 %
IA2      8635725L3        785.87968000    13.22258000       1.89921000      15.12179000     772.65710000        IA2      2.900000 %
IA3      8635723R2        770.44463762     4.52757461       0.00000000       4.52757461     765.91706301        IA3      0.000000 %
IIA1     8635723U5        755.36944837    21.30981829       1.90101311      23.21083140     734.05963008        IIA1     3.020000 %
IIA2     8635725M1        755.36945000    21.30982000       1.90101000      23.21083000     734.05963000        IIA2     3.020000 %
IIA3     8635723V3        834.85822957     6.08421274       0.00000000       6.08421274     828.77401682        IIA3     0.000000 %
B1       8635723Y7        996.00942895     0.53244115       7.05506539       7.58750654     995.47698779        B1       8.500000 %
B2       8635723Z4        996.00942962     0.53243851       7.05506541       7.58750392     995.47699110        B2       8.500000 %
B3       8635724A8        996.00943100     0.53243950       7.05506867       7.58750818     995.47699150        B3       8.500000 %
B4       8635725H2        996.00942345     0.53243702       7.05506783       7.58750484     995.47698643        B4       8.500000 %
B5       8635725J8        996.00940320     0.53244541       7.05506550       7.58751092     995.47695779        B5       8.500000 %
B6       8635725K5        996.03080676     0.52896143       7.05521340       7.58417483     995.50184533        B6       8.500000 %
R        8635724B6          0.00000000     0.00000000       0.00000000       0.00000000       0.00000000        R        2.900000 %
TOTALS                    790.00620707    14.61669170       2.16821027      16.78490198     775.38951536

IA4      8635723S0        785.87990798     0.00000000       3.66743955       3.66743955     772.65734617        IA4      5.600000 %
IA5      8635723T8        867.32626329     0.00000000       0.26422446       0.26422446     857.82068860        IA5      0.365571 %
IIA4     8635723W1        755.36944863     0.00000000       3.44952039       3.44952039     734.05963030        IIA4     5.480000 %
IIA5     8635723X9        859.44446542     0.00000000       0.33471986       0.33471986     819.09971183        IIA5     0.467353 %

-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1     95,478,000.00     75,034,220.65   1,262,465.06     181,332.70     1,443,797.76       0.00        0.00       73,771,755.59
LTIA2      1,000,000.00        785,879.68      13,222.58       1,899.21        15,121.79       0.00        0.00          772,657.10
LTIA3      1,796,834.00      1,384,361.12       8,135.30           0.00         8,135.30       0.00        0.00        1,376,225.82
LTIAR            100.00              0.00           0.00           0.00             0.00       0.00        0.00                0.00
LT1B       6,274,182.00      6,249,147.52       3,338.40      44,264.84        47,603.24       0.00        0.00        6,245,809.12
LTIIA1    43,036,000.00     32,508,079.58     917,089.34      81,812.00       998,901.34       0.00        0.00       31,590,990.24
LTIIA2     1,000,000.00        755,369.45      21,309.82       1,901.01        23,210.83       0.00        0.00          734,059.63
LTIIA3     1,499,678.00      1,252,018.52       9,124.36           0.00         9,124.36       0.00        0.00        1,242,894.16
LT2B       2,906,899.00      2,895,300.24       1,546.72      20,508.40        22,055.12       0.00        0.00        2,893,753.52
LTR                0.00              0.00           0.00           0.00             0.00       0.00        0.00                0.00
TOTALS   152,991,693.00    120,864,376.76   2,236,231.58     331,718.16     2,567,949.74       0.00        0.00      118,628,145.18

LTIA5              0.00              0.00           0.00           0.00             0.00       0.00        0.00                0.00
LTIIA5             0.00              0.00           0.00           0.00             0.00       0.00        0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                               Ending              Class   Pass-thru
Class     cusip     Principal     Principal      Interest               Total              Principal                     Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1            785.87968590    13.22257546      1.89920924           15.12178470          772.65711043        LTIA1     0.000000 %
LTIA2            785.87968000    13.22258000      1.89921000           15.12179000          772.65710000        LTIA2     0.000000 %
LTIA3            770.44463762     4.52757461      0.00000000            4.52757461          765.91706301        LTIA3     0.000000 %
LTIAR              0.00000000     0.00000000      0.00000000            0.00000000            0.00000000        LTIAR     0.000000 %
LT1B             996.00992129     0.53208530      7.05507746            7.58716276          995.47783600        LT1B      0.000000 %
LTIIA1           755.36944837    21.30981829      1.90101311           23.21083140          734.05963008        LTIIA1    0.000000 %
LTIIA2           755.36945000    21.30982000      1.90101000           23.21083000          734.05963000        LTIIA2    0.000000 %
LTIIA3           834.85822957     6.08421274      0.00000000            6.08421274          828.77401682        LTIIA3    0.000000 %
LT2B             996.00991985     0.53208591      7.05507828            7.58716419          995.47783394        LT2B      0.000000 %
TOTALS           790.00613948    14.61668628      2.16821027           16.78489655          775.38945320
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     November 26, 2001



Sec. 4.03(i)    Unscheduled Principal Amounts                                            2,171,517.35
                Group 1 Unscheduled Principal                                            1,242,005.10
                Group 2 Unscheduled Principal                                              929,512.25


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               118,628,155.41
                Group 1 Principal Balance                                               82,166,311.87
                Group 2 Principal Balance                                               36,461,843.54

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,941,942.68
                Group 2 Special Hazard Loss Amount                                       1,983,969.82


Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 25,180.16
                Sub-Servicing Fees                                                           1,044.63
                Trustee Fees                                                                   654.68


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance               Percentage
                1 Month          3              566,462.90                   0.69 %
                2 Month          1              890,823.78                   1.08 %
                3 Month          2              462,894.09                   0.56 %
                  Total          6            1,920,180.77                   2.33 %

                      Group 2
                Category      Number    Principal Balance               Percentage

                1 Month          3              923,388.31                  2.53 %
                2 Month          0                    0.00                  0.00 %
                3 Month          1              975,000.00                  2.67 %
                 Total           4            1,898,388.31                  5.20 %


                    Group Totals
                Category      Number    Principal Balance               Percentage
                1 Month         6            1,489,851.21                  1.26 %
                2 Month         1              890,823.78                  0.75 %
                3 Month         3            1,437,894.09                  1.21 %
                 Total         10            3,818,569.08                  3.22 %

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       November 26, 2001


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance               Percentage
                                   1           974,338,49                 1.19 %

                    Group 2
                              Number    Principal Balance               Percentage
                                   0                 0.00                 0.00 %

                    Group Totals
                              Number    Principal Balance               Percentage
                                   1           974,338.49                 0.82 %




Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             JPMorgan Chase Bank  - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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